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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    --------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  April 22, 1999



                            THE J.M. SMUCKER COMPANY
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             (Exact name of registrant as specified in its charter)




                          Ohio                                 1-05111                          34-0538550
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(State or other jurisdiction of incorporation)               (Commission            (IRS Employer Identification No.)
                                                             File Number)
    Strawberry Lane, Orrville, Ohio                                                              44667
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 (Address of principal executive offices)                                                     (Zip Code)



Registrant's telephone number, including area code:         (330) 682-3000
                                                     ---------------------------



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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.
         -------------

         On April 22, 1999, the Directors of The J.M. Smucker Company, an Ohio corporation (the "Company"), declared a dividend distribution of one class A right (a "Class A Right") for each share of class A common stock, without par value ("Class A Common Shares"), and one class B right (a "Class B Right" and, together with the Class A Rights, the "Rights") for each share of class B common stock, without par value ("Class B Common Shares" and, together with the Class A Shares, the "Common Shares"), of the Company outstanding as of May 14, 1999 (the "Record Date"). The dividend was declared pursuant to the terms of a Rights Agreement, dated as of April 22, 1999 (the "Rights Agreement") by and between the Company and Harris Trust and Savings Bank, as Rights Agent. The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Shares issued or delivered from the Company's treasury after the Record Date will be entitled to and accompanied by Class A Rights or Class B Rights, as the case may be. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which (including all exhibits thereto) is filed as Exhibit 4.1 hereto and incorporated herein by this reference. A summary description of the Rights is set forth in Exhibit C to the Rights Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

         (a)      Financial Statements of Business Acquired:  None
                  -----------------------------------------

         (b)      Pro Forma Financial Information:  None
                  -------------------------------

         (c)      Exhibits:
                  ---------

                  Exhibit
                  Number            Exhibit
                  -------            -------

                    4.1 Rights Agreement (including a Form of Certificate of Adoption of Amendment to Amended Articles of Incorporation as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto)

                   99.1             Form of letter to stockholders, dated May
                                    1999

                   99.2             Press release, dated April 23, 1999

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      THE J.M. SMUCKER COMPANY



                                      By: /s/ Steven J. Ellcessor
                                          --------------------------------------
                                          Name:  Steven J. Ellcessor
                                          Title: Vice President - Administration
                                                  Secretary, and General Counsel

Dated:  April 23, 1999

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                                INDEX TO EXHIBITS
                                -----------------




        EXHIBIT
        NUMBER          EXHIBIT
        ------          -------

          4.1 Rights Agreement (including a Form of Certificate of Adoption of Amendment to Amended Articles of Incorporation as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto)

         99.1           Form of letter to stockholders, dated May 1999

         99.2           Press release, dated April 23, 1999




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